FIRST EAGLE VARIABLE FUNDS

First Eagle Overseas Variable Fund

1345 Avenue of the Americas
New York, New York 10105
(800) 747-2008

SUPPLEMENT DATED OCTOBER 13, 2017
TO STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 2017

This Supplement is intended to highlight certain changes to the Statement of Additional Information dated April 30, 2017. It also replaces and restates the information in an earlier Supplement dated July 5, 2017. In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in the sections of the Statement of Additional Information entitled “Custody of Portfolio,” “Management of the Trust—Officers” and “Computation of Net Asset Value.” Please review these matters carefully.

Effective June 5, 2017, JPMorgan Chase Bank, N.A. serves as the Fund Administrator and Custodian to First Eagle Variable Funds. References in the Statement of Additional Information to State Street Bank & Trust Co. or State Street Corporation, the prior provider of these services, are replaced with JPMorgan Chase Bank, N.A. The address of JPMorgan Chase Bank, N.A. is 4 Chase Metrotech Center, Floor 16, Brooklyn, New York, 11245.

Effective June 30, 2017, Mehdi Mahmud, Chief Executive Officer of First Eagle Investment Management, LLC, was appointed President of First Eagle Variable Funds. His predecessor in that role, John Arnhold, continues to serve as a member of the Board of Trustees of the Fund. Information for Mr. Mahmud as it would appear in the table of officers on page 23 is as follows:

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five (5) Years
Mehdi Mahmud 1345 Avenue of the Americas New York, New York 10105 (born September 1972)	President	June 2017 to present

President and Chief Executive Officer, First Eagle Investment Management LLC; President, First Eagle Funds; Prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC; prior to 2012, Vice Chairman and Chief Operating Officer, Jennison Associates LLC

Effective September 18, 2017, the description of the computation of the Fund’s net asset value is changed in each case to replace or supplement references to an asset’s last sale price with references to an official closing price. In particular, the relevant paragraph describing the computation of the Funds’ net asset value should read:

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at its official closing price (last sales price if an official closing price is not available) on the primary trading exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). In the case of an option traded on a securities exchange for which an official closing price (or last sales price) is not available, the mean of the last available bid-ask quotations on the exchange on which the security is primarily traded is used. Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case it is valued at the NASDAQ Official Closing Price.